Exhibit 99.2

Second Quarter 2024 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 1 of 19

Consolidated Financial Highlights

	Three Months Ended							Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2024	6/30/2023	% Change		3/31/2024	% Change		6/30/2024	6/30/2023	% Change
Net revenues	$1,217,932	$1,050,721	15.9%		$1,163,038	4.7%		$2,380,970	$2,157,514	10.4%
Net income	$165,294	$134,352	23.0%		$163,575	1.1%		$328,869	$291,891	12.7%
Preferred dividends	9,321	9,320	0.0%		9,320	0.0%		18,641	18,640	0.0%

Net income available to common shareholders	$155,973	$125,032	24.7%		$154,255	1.1%		$310,228	$273,251	13.5%
Earnings per diluted common share	$1.50	$1.18	27.1%		$1.49	0.7%		$2.98	$2.55	16.9%
Earnings per diluted common share available to common shareholders	$1.41	$1.10	28.2%		$1.40	0.7%		$2.82	$2.38	18.5%
Non-GAAP financial summary (1):
Net revenues	$1,217,941	$1,050,721	15.9%		$1,163,038	4.7%		$2,380,979	$2,157,511	10.4%
Net income	$185,891	$145,576	27.7%		$172,666	7.7%		$358,557	$316,164	13.4%
Preferred dividends	9,321	9,320	0.0%		9,320	0.0%		18,641	18,640	0.0%

Net income available to common shareholders	$176,570	136,256	29.6%		163,346	8.1%		339,916	297,524	14.2%
Earnings per diluted common share	$1.69	$1.28	32.0%		$1.57	7.6%		$3.25	$2.76	17.8%
Earnings per diluted common share available to common shareholders	$1.60	$1.20	33.3%		$1.49	7.4%		$3.09	$2.59	19.3%

Weighted average number of common shares outstanding:
Basic	104,150	107,944	(3.5%	)	104,275	(0.1%	)	104,217	108,360	(3.8%	)
Diluted	110,285	113,864	(3.1%	)	109,985	0.3%		110,156	114,658	(3.9%	)
Period end common shares outstanding	102,518	104,889	(2.3%	)	102,649	(0.1%	)	102,518	104,889	(2.3%	)
Cash dividends declared per common share	$0.42	$0.36	16.7%		$0.42	0.0%		$0.84	$0.72	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations

	Three Months Ended							Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2024	6/30/2023	% Change		3/31/2024	% Change		6/30/2024	6/30/2023	% Change
Revenues:
Commissions	$183,317	$165,358	10.9%		$185,476	(1.2%	)	$368,793	$334,908	10.1%
Principal transactions	153,574	105,700	45.3%		139,014	10.5%		292,588	221,222	32.3%

Transactional revenues	336,891	271,058	24.3%		324,490	3.8%		661,381	556,130	18.9%
Capital raising	101,870	78,950	29.0%		94,697	7.6%		196,567	139,766	40.6%
Advisory	131,411	87,875	49.5%		119,252	10.2%		250,663	238,938	4.9%

Investment banking	233,281	166,825	39.8%		213,949	9.0%		447,230	378,704	18.1%
Asset management	380,757	320,264	18.9%		367,476	3.6%		748,233	635,833	17.7%
Other income	16,180	894	nm		4,950	226.9%		21,130	(1,399)	nm

Operating revenues	967,109	759,041	27.4%		910,865	6.2%		1,877,974	1,569,268	19.7%
Interest revenue	498,152	482,770	3.2%		506,828	(1.7%	)	1,004,980	934,334	7.6%

Total revenues	1,465,261	1,241,811	18.0%		1,417,693	3.4%		2,882,954	2,503,602	15.2%
Interest expense	247,329	191,090	29.4%		254,655	(2.9%	)	501,984	346,088	45.0%

Net revenues	1,217,932	1,050,721	15.9%		1,163,038	4.7%		2,380,970	2,157,514	10.4%

Non-interest expenses:
Compensation and benefits	722,719	615,667	17.4%		679,695	6.3%		1,402,414	1,266,857	10.7%
Occupancy and equipment rental	89,852	84,604	6.2%		88,712	1.3%		178,564	166,744	7.1%
Communication and office supplies	48,181	44,969	7.1%		47,367	1.7%		95,548	91,105	4.9%
Commissions and floor brokerage	14,383	14,112	1.9%		15,767	(8.8%	)	30,150	28,552	5.6%
Provision for credit losses	2,954	7,824	(62.2%	)	5,268	(43.9%	)	8,222	12,744	(35.5%	)
Investment banking expenses	9,253	7,125	29.9%		7,729	19.7%		16,982	13,038	30.3%
Other operating expenses	103,696	95,035	9.1%		99,809	3.9%		203,505	187,206	8.7%

Total non-interest expenses	991,038	869,336	14.0%		944,347	4.9%		1,935,385	1,766,246	9.6%
Income before income taxes	226,894	181,385	25.1%		218,691	3.8%		445,585	391,268	13.9%
Provision for income taxes	61,600	47,033	31.0%		55,116	11.8%		116,716	99,377	17.4%

Net income	165,294	134,352	23.0%		163,575	1.1%		328,869	291,891	12.7%
Preferred dividends	9,321	9,320	0.0%		9,320	0.0%		18,641	18,640	0.0%

Net income available to common shareholders	$155,973	$125,032	24.7%		$154,255	1.1%		$310,228	$273,251	13.5%

Earnings per common share:
Basic	$1.50	$1.16	29.3%		$1.48	1.4%		$2.98	$2.52	18.3%
Diluted	$1.41	$1.10	28.2%		$1.40	0.7%		$2.82	$2.38	18.5%
Weighted average number of common shares outstanding:
Basic	104,150	107,944	(3.5%	)	104,275	(0.1%	)	104,217	108,360	(3.8%	)
Diluted	110,285	113,864	(3.1%	)	109,985	0.3%		110,156	114,658	(3.9%	)
Cash dividends declared per common share	$0.42	$0.36	16.7%		$0.42	0.0%		$0.84	$0.72	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 3 of 19

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change	6/30/2024	6/30/2023	% Change
Revenues:
Commissions	$183,317	$165,358	10.9%	$185,476	(1.2%)	$368,793	$334,908	10.1%
Principal transactions	153,583	105,700	45.3%	139,014	10.5%	292,597	221,222	32.3%

Transactional revenues	336,900	271,058	24.3%	324,490	3.8%	661,390	556,130	18.9%
Capital raising	101,870	78,950	29.0%	94,697	7.6%	196,567	139,766	40.6%
Advisory	131,411	87,875	49.5%	119,252	10.2%	250,663	238,938	4.9%

Investment banking	233,281	166,825	39.8%	213,949	9.0%	447,230	378,704	18.1%
Asset management	380,757	320,264	18.9%	367,476	3.6%	748,233	635,833	17.7%
Other income	16,180	894	nm	4,950	226.9%	21,130	(1,399)	nm

Operating revenues	967,118	759,041	27.4%	910,865	6.2%	1,877,983	1,569,268	19.7%
Interest revenue	498,152	482,770	3.2%	506,828	(1.7%)	1,004,980	934,334	7.6%

Total revenues	1,465,270	1,241,811	18.0%	1,417,693	3.4%	2,882,963	2,503,602	15.2%
Interest expense	247,329	191,090	29.4%	254,655	(2.9%)	501,984	346,091	45.0%

Net revenues	1,217,941	1,050,721	15.9%	1,163,038	4.7%	2,380,979	2,157,511	10.4%

Non-interest expenses:
Compensation and benefits	706,994	609,144	16.1%	674,162	4.9%	1,381,156	1,251,081	10.4%
Occupancy and equipment rental	89,727	84,579	6.1%	88,665	1.2%	178,392	166,618	7.1%
Communication and office supplies	48,148	44,965	7.1%	47,364	1.7%	95,512	91,099	4.8%
Commissions and floor brokerage	14,383	14,112	1.9%	15,767	(8.8%)	30,150	28,552	5.6%
Provision for credit losses	2,954	7,824	(62.2%)	5,268	(43.9%)	8,222	12,744	(35.5%)
Investment banking expenses	9,253	7,125	29.9%	7,729	19.7%	16,982	13,038	30.3%
Other operating expenses	95,806	86,443	10.8%	93,238	2.8%	189,044	170,581	10.8%

Total non-interest expenses	967,265	854,192	13.2%	932,193	3.8%	1,899,458	1,733,713	9.6%
Income before income taxes	250,676	196,529	27.6%	230,845	8.6%	481,521	423,798	13.6%
Provision for income taxes	64,785	50,953	27.1%	58,179	11.4%	122,964	107,634	14.2%

Net income	185,891	145,576	27.7%	172,666	7.7%	358,557	316,164	13.4%
Preferred dividends	9,321	9,320	0.0%	9,320	0.0%	18,641	18,640	0.0%

Net income available to common shareholders	$176,570	$136,256	29.6%	$163,346	8.1%	$339,916	$297,524	14.2%

Earnings per common share:
Basic	$1.70	$1.26	34.9%	$1.57	8.3%	$3.26	$2.75	18.5%
Diluted	$1.60	$1.20	33.3%	$1.49	7.4%	$3.09	$2.59	19.3%
Weighted average number of common shares outstanding:
Basic	104,150	107,944	(3.5%)	104,275	(0.1%)	104,217	108,360	(3.8%)
Diluted	110,285	113,864	(3.1%)	109,985	0.3%	110,156	114,658	(3.9%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.42	0.0%	$0.84	$0.72	16.7%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change	6/30/2024	6/30/2023	% Change
Net revenues:
Global Wealth Management	$801,135	$758,190	5.7%	$790,500	1.3%	$1,591,635	$1,515,376	5.0%
Institutional Group	390,721	277,524	40.8%	351,376	11.2%	742,097	610,137	21.6%
Other	26,076	15,007	73.8%	21,162	23.2%	47,238	32,001	47.6%

Total net revenues	$1,217,932	$1,050,721	15.9%	$1,163,038	4.7%	$2,380,970	$2,157,514	10.4%
Operating expenses:
Global Wealth Management	$501,962	$458,286	9.5%	$499,752	0.4%	$1,001,714	$899,363	11.4%
Institutional Group	341,908	289,117	18.3%	314,267	8.8%	656,175	588,004	11.6%
Other	147,168	121,933	20.7%	130,328	12.9%	277,496	278,879	(0.5%)

Total operating expenses	$991,038	$869,336	14.0%	$944,347	4.9%	$1,935,385	$1,766,246	9.6%
Operating contribution:
Global Wealth Management	$299,173	$299,904	(0.2%)	$290,748	2.9%	$589,921	$616,013	(4.2%)
Institutional Group	48,813	(11,593)	521.1%	37,109	31.5%	85,922	22,133	288.2%
Other	(121,092)	(106,926)	13.2%	(109,166)	10.9%	(230,258)	(246,878)	(6.7%)

Income before income taxes	$226,894	$181,385	25.1%	$218,691	3.8%	$445,585	$391,268	13.9%
Financial ratios:
Compensation and benefits	59.3%	58.6%	70	58.4%	90	58.9%	58.7%	20
Non-compensation operating expenses	22.1%	24.1%	(200)	22.8%	(70)	22.4%	23.2%	(80)
Income before income taxes	18.6%	17.3%	130	18.8%	(20)	18.7%	18.1%	60
Effective tax rate	27.1%	25.9%	120	25.2%	190	26.2%	25.4%	80

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change
Financial Information:
Total assets	$37,809,278	$37,298,239	1.4%	$38,258,280	(1.2%)
Total shareholders’ equity	$5,398,207	$5,342,987	1.0%	$5,273,941	2.4%
Total common equity	$4,713,207	$4,657,987	1.2%	$4,588,941	2.7%
Goodwill and intangible assets	$(1,509,642)	$(1,509,431)	0.0%	$(1,515,588)	(0.4%)
DTL on goodwill and intangible assets	$76,805	$65,651	17.0%	$74,841	2.6%

Tangible common equity	$3,280,370	$3,214,207	2.1%	$3,148,194	4.2%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%

Financial Metrics:
Book value per common share (2)	$45.97	$44.41	3.5%	$44.71	2.8%
Tangible book value per common share (2)	$32.00	$30.64	4.4%	$30.67	4.3%
Return on common equity (3)	13.4%	10.7%		13.5%
Non-GAAP return on common equity (1)(3)	15.1%	11.6%		14.3%
Return on tangible common equity (4)	19.3%	15.5%		19.7%
Non-GAAP return on tangible common equity (1)(4)	21.9%	16.8%		20.9%
Pre-tax margin on net revenues	18.6%	17.3%		18.8%
Non-GAAP pre-tax margin on net revenues (1)	20.6%	18.7%		19.8%
Effective tax rate	27.1%	25.9%		25.2%
Non-GAAP effective tax rate (1)	25.8%	25.9%		25.2%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 6 of 19

Regulatory Capital

(Unaudited, 000s)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,359,436	$3,314,189	1.4%	$3,225,964	4.1%
Tier 1 capital	$4,044,436	$3,999,189	1.1%	$3,910,964	3.4%
Risk-weighted assets	$22,737,181	$23,164,596	(1.8%)	$22,588,330	0.7%
Common equity tier 1 capital ratio	14.8%	14.3%		14.3%
Tier 1 risk based capital ratio	17.8%	17.3%		17.3%
Tier 1 leverage capital ratio	11.1%	11.1%		10.6%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,268,458	$1,513,202	(16.2%)	$1,242,565	2.1%
Tier 1 capital	$1,268,458	$1,513,202	(16.2%)	$1,242,565	2.1%
Risk-weighted assets	$11,622,832	$13,967,683	(16.8%)	$11,502,316	1.0%
Common equity tier 1 capital ratio	10.9%	10.8%		10.8%
Tier 1 risk based capital ratio	10.9%	10.8%		10.8%
Tier 1 leverage capital ratio	7.1%	7.5%		7.1%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$742,135	$639,967	16.0%	$838,002	(11.4%)
Tier 1 capital	$742,135	$639,967	16.0%	$838,002	(11.4%)
Risk-weighted assets	$5,662,622	$5,145,958	10.0%	$5,663,726	(0.0%)
Common equity tier 1 capital ratio	13.1%	12.4%		14.8%
Tier 1 risk based capital ratio	13.1%	12.4%		14.8%
Tier 1 leverage capital ratio	7.1%	7.1%		7.2%
Stifel Net Capital (5):
Net capital	$455,400	$456,500	(0.2%)	$446,400	2.0%
Excess net capital	$432,600	$433,900	(0.3%)	$421,100	2.7%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change	6/30/2024	6/30/2023	% Change
Revenues:
Commissions	$121,465	$109,836	10.6%	$121,217	0.2%	$242,682	$220,027	10.3%
Principal transactions	55,843	48,122	16.0%	60,536	(7.8%)	116,379	99,186	17.3%

Transactional revenues	177,308	157,958	12.3%	181,753	(2.4%)	359,061	319,213	12.5%
Asset management	380,737	320,238	18.9%	367,450	3.6%	748,187	635,775	17.7%
Net interest	236,281	277,345	(14.8%)	236,269	0.0%	472,550	559,277	(15.5%)
Investment banking (6)	5,780	4,065	42.2%	4,280	35.0%	10,060	8,223	22.3%
Other income	1,029	(1,416)	172.7%	748	37.6%	1,777	(7,112)	125.0%

Net revenues	801,135	758,190	5.7%	790,500	1.3%	1,591,635	1,515,376	5.0%
Non-interest expenses:
Compensation and benefits	392,941	354,086	11.0%	389,536	0.9%	782,477	696,509	12.3%
Non-compensation operating expenses	109,021	104,200	4.6%	110,216	(1.1%)	219,237	202,854	8.1%

Total non-interest expenses	501,962	458,286	9.5%	499,752	0.4%	1,001,714	899,363	11.4%

Income before income taxes	$299,173	$299,904	(0.2%)	$290,748	2.9%	$589,921	$616,013	(4.2%)

As a percentage of net revenues:
Compensation and benefits	49.0%	46.7%	230	49.3%	(30)	49.2%	46.0%	320
Non-compensation operating expenses	13.7%	13.7%	—	13.9%	(20)	13.7%	13.3%	40
Income before income taxes	37.3%	39.6%	(230)	36.8%	50	37.1%	40.7%	(360)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change
Financial advisors (including independent contractors) (7)	2,359	2,369	(0.4%)	2,356	0.1%
Total client assets	$474,137,000	$417,669,000	13.5%	$467,697,000	1.4%
Fee-based client assets	$179,749,000	$154,538,000	16.3%	$177,108,000	1.5%
Transactional assets	$294,388,000	$263,131,000	11.9%	$290,589,000	1.3%
Secured client lending (8)	$3,250,000	$3,163,000	2.8%	$3,353,000	(3.1%)
Asset Management Revenue (000s):
Private Client Group (9)	$317,616	$266,510	19.2%	$299,027	6.2%
Asset Management	37,556	33,154	13.3%	36,205	3.7%
Third-party Bank Sweep Program	11,319	7,452	51.9%	18,314	(38.2%)
Other (10)	14,266	13,148	8.5%	13,930	2.4%

Total asset management revenues	$380,757	$320,264	18.9%	$367,476	3.6%
Fee-based Assets (millions):
Private Client Group (9)	$157,124	$135,606	15.9%	$155,144	1.3%
Asset Management	39,714	34,766	14.2%	39,214	1.3%
Elimination (11)	(17,089)	(15,834)	7.9%	(17,250)	(0.9%)

Total fee-based assets	$179,749	$154,538	16.3%	$177,108	1.5%
Third-party Bank Sweep Program	$820	$657	24.8%	$1,172	(30.0%)
ROA (bps) (12):
Private Client Group (9)	81.9	81.1		82.2
Asset Management	37.8	38.1		36.9
Third-party Bank Sweep Program	487.3	362.3		478.5

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$15,819	$11,858	33.4%	$15,561	1.7%
Sweep Deposits	9,148	12,293	(25.6%)	9,771	(6.4%)
Direct Wealth Management Deposits at Stifel Bancorp	225	319	(29.5%)	176	27.8%

Total Stifel Bancorp Wealth Management Deposits	25,192	24,470	3.0%	25,508	(1.2%)
Other Bank Deposits	1,948	2,535	(23.2%)	2,046	(4.8%)

Total Stifel Bancorp Deposits	$27,140	$27,005	0.5%	$27,554	(1.5%)

Short-term Treasuries (13)	$8,136	$7,104	14.5%	$7,698	5.7%
Third-party Commercial Treasury Deposits (14)	$1,539	$—	nm	$1,295	18.8%
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$25,192	$24,470	3.0%	$25,508	(1.2%)
Third-party Bank Sweep Program	820	657	24.8%	1,172	(30.0%)
Third-party Treasury	153	—	nm	222	(31.1%)
Other Sweep Cash	417	284	46.8%	398	4.8%
Money Market Mutual Funds	10,530	8,034	31.1%	9,879	6.6%

Total Wealth Management Cash	$37,112	$33,445	11.0%	$37,179	(0.2%)

Client money market and insured product (15)	$26,204	$25,092	4.4%	$26,902	(2.6%)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change	6/30/2024	6/30/2023	% Change
Revenues:
Commissions	$61,852	$55,522	11.4%	$64,259	(3.7%)	$126,111	$114,881	9.8%
Principal transactions	97,740	57,578	69.8%	78,478	24.5%	176,218	122,036	44.4%

Transactional revenues	159,592	113,100	41.1%	142,737	11.8%	302,329	236,917	27.6%
Capital raising	96,090	74,886	28.3%	90,417	6.3%	186,507	131,544	41.8%
Advisory	131,411	87,875	49.5%	119,252	10.2%	250,663	238,938	4.9%

Investment banking	227,501	162,761	39.8%	209,669	8.5%	437,170	370,482	18.0%
Other income (16)	3,628	1,663	118.2%	(1,030)	452.2%	2,598	2,738	(5.1%)

Net revenues	390,721	277,524	40.8%	351,376	11.2%	742,097	610,137	21.6%
Non-interest expenses:
Compensation and benefits	239,036	194,158	23.1%	215,749	10.8%	454,785	400,063	13.7%
Non-compensation operating expenses	102,872	94,959	8.3%	98,518	4.4%	201,390	187,941	7.2%

Total non-interest expenses	341,908	289,117	18.3%	314,267	8.8%	656,175	588,004	11.6%

Income/(loss) before income taxes	$48,813	$(11,593)	521.1%	$37,109	31.5%	$85,922	$22,133	288.2%

As a percentage of net revenues:
Compensation and benefits	61.2%	70.0%	(880)	61.4%	(20)	61.3%	65.6%	(430)
Non-compensation operating expenses	26.3%	34.2%	(790)	28.0%	(170)	27.1%	30.8%	(370)
Income before income taxes	12.5%	(4.2%)	1,670	10.6%	190	11.6%	3.6%	800

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	6/30/2024	6/30/2023	% Change	3/31/2024	% Change
Stifel Bancorp Financial Information:
Total assets	$29,325,680	$29,260,431	0.2%	$29,800,815	(1.6%)
Total shareholder’s equity	$1,996,585	$2,148,221	(7.1%)	$2,062,271	(3.2%)
Total loans, net (includes loans held for sale)	$19,819,771	$20,562,492	(3.6%)	$19,484,389	1.7%
Residential real estate	8,253,851	7,708,506	7.1%	8,096,975	1.9%
Fund banking	3,346,785	4,349,541	(23.1%)	3,129,642	6.9%
Commercial and industrial	3,689,379	4,471,031	(17.5%)	3,541,770	4.2%
Securities-based loans	2,253,045	2,399,328	(6.1%)	2,302,250	(2.1%)
Construction and land	1,198,395	772,571	55.1%	1,167,300	2.7%
Commercial real estate	608,911	677,521	(10.1%)	655,355	(7.1%)
Other	204,392	154,469	32.3%	198,568	2.9%
Loans held for sale	472,804	224,017	111.1%	534,593	(11.6%)
Investment securities	$7,641,586	$7,532,175	1.5%	$7,292,490	4.8%
Available-for-sale securities, at fair value	1,583,477	1,582,418	0.1%	1,499,982	5.6%
Held-to-maturity securities, at amortized cost	6,058,109	5,949,757	1.8%	5,792,508	4.6%
Unrealized losses on available-for-sale securities	(187,259)	(215,038)	(12.9%)	(187,163)	0.1%
Total deposits	$27,139,753	$27,004,807	0.5%	$27,554,411	(1.5%)
Demand deposits (interest-bearing)	26,754,212	26,744,730	0.0%	27,357,692	(2.2%)
Demand deposits (non-interest-bearing)	304,795	260,075	17.2%	196,717	54.9%
Certificates of deposit	80,746	2	nm	2	nm

Credit Metrics:
Allowance for credit losses	$164,959	$160,132	3.0%	$163,936	0.6%
Allowance as a percentage of retained loans	0.84%	0.78%		0.86%
Net charge-offs as a percentage of average loans	0.01%	0.00%		0.01%
Total nonperforming assets	$85,247	$11,420	646.5%	$59,429	43.4%
Nonperforming assets as a percentage of total assets	0.29%	0.04%		0.20%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	6/30/2024	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$8,254	33%	Industrials	$911	25%
Securities-based loans	2,253	9%	Financials	881	24%
Home equity lines of credit and other	205	1%	Information technology	599	16%

Total consumer	10,712	43%	Consumer discretionary	392	11%

Commercial and industrial	3,689	15%	REITs	219	6%
Fund banking	3,347	13%	Materials	211	6%
Construction and land	1,198	5%	Healthcare	159	4%
Commercial real estate	609	2%	Hotel, leisure, restaurants	131	4%

Total commercial	8,843	35%	Communication services	84	2%

Total loan portfolio	19,555	78%	Consumer staples	67	2%

Unfunded commitments	5,572	22%

Total	$25,127	100%

			CLO by Major Sector
			High tech industries	$591	10%
Investment Portfolio			Healthcare & pharmaceuticals	564	9%
CLO	$6,022	77%	Banking, finance, insurance, & real estate	544	9%
Agency MBS	974	12%	Services: business	534	9%
Corporate bonds	563	7%	Construction & building	273	5%
SBA	106	1%	Hotel, gaming, & leisure	254	4%
Student loan ARS	91	1%	Chemicals, plastics, & rubber	251	4%
CMBS	70	1%	Services: consumer	240	4%
Other	3	0%	Media: broadcasting & subscription	229	4%

Total Portfolio	$7,829	100%	Telecommunications	224	4%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	June 30, 2024
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q2 Provision
Residential real estate	$8,253,851	$11,242	0.1%	$(1,265)
Fund banking	3,346,785	12,179	0.4%	3,416
Commercial and industrial	3,689,379	76,354	2.1%	10,708
Securities-based loans	2,253,045	2,813	0.1%	(255)
Construction and land	1,198,395	16,379	1.4%	(2,210)
Commercial real estate	608,911	15,312	2.5%	(3,687)
Other	204,392	835	0.4%	125

Loans held for investment, gross	19,554,758	135,114	0.7%	6,832
Loans held for sale	472,804

Total loans, gross	20,027,562
Lending commitments	5,572,281	29,845	0.5%	(3,878)

Loans and lending commitments	$25,599,843	$164,959		$2,954

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 14 of 19

Consolidated Net Interest Income

	Three Months Ended
	June 30, 2024			June 30, 2023			March 31, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,833.7	$37.8	5.34%	$2,015.4	$25.0	4.96%	$4,060.3	$54.3	5.35%
Financial instruments owned	1,165.7	6.3	2.18%	864.7	4.6	2.14%	911.7	4.9	2.13%
Margin balances	694.3	14.0	8.04%	795.6	15.4	7.72%	699.8	14.2	8.12%
Investments:
Asset-backed securities	5,982.6	108.1	7.23%	6,162.8	106.5	6.91%	6,011.1	109.1	7.26%
Mortgage-backed securities	929.8	5.6	2.41%	974.9	5.4	2.20%	916.5	5.2	2.29%
Corporate fixed income securities	589.8	4.1	2.77%	622.5	4.3	2.77%	606.5	4.2	2.76%
Other	4.8	—	2.55%	4.7	—	2.55%	4.7	—	2.55%

Total investments	7,507.0	117.8	6.28%	7,764.9	116.2	5.99%	7,538.8	118.5	6.29%
Loans:
Residential real estate	8,182.5	71.0	3.47%	7,605.8	57.2	3.01%	8,060.6	67.8	3.37%
Commercial and industrial	3,643.7	79.9	8.77%	4,715.2	96.7	8.21%	3,527.5	81.3	9.21%
Fund banking	3,299.5	67.0	8.13%	4,403.6	82.9	7.53%	3,418.8	67.8	7.94%
Securities-based loans	2,292.4	41.6	7.26%	2,469.1	43.0	6.96%	2,297.1	41.6	7.25%
Commercial real estate	637.6	11.5	7.20%	688.3	13.1	7.59%	658.3	11.9	7.20%
Construction and land	1,181.5	24.9	8.42%	702.3	14.2	8.07%	1,099.9	22.9	8.34%
Loans held for sale	462.7	11.2	9.68%	178.9	3.0	6.72%	489.3	9.0	7.36%
Other	206.2	4.0	7.77%	161.6	2.9	7.65%	191.7	3.8	7.92%

Total loans	19,906.1	311.1	6.25%	20,924.8	313.0	5.98%	19,743.2	306.1	6.20%
Other interest-bearing assets	860.4	11.1	5.16%	718.2	8.6	4.76%	755.0	8.8	4.63%

Total interest-bearing assets/interest income	32,967.2	498.1	6.04%	33,083.6	482.8	5.84%	33,708.8	506.8	6.01%
Interest-bearing liabilities:
Senior notes	1,116.0	12.5	4.48%	1,114.9	12.5	4.49%	1,115.7	12.5	4.48%
Deposits	26,758.7	220.3	3.29%	27,223.3	171.4	2.52%	27,607.8	230.1	3.33%
Other interest-bearing liabilities	1,461.1	14.5	3.98%	1,181.3	7.2	2.45%	1,385.8	12.1	3.49%

Total interest-bearing liabilities/interest expense	$29,335.8	247.3	3.37%	$29,519.5	191.1	2.59%	$30,109.3	254.7	3.38%

Net interest income/margin		$250.8	3.04%		$291.7	3.53%		$252.1	2.99%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	June 30, 2024			June 30, 2023			March 31, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,765.4	$25.0	5.67%	$1,128.4	$15.0	5.31%	$2,845.9	$39.6	5.56%
Investments	7,507.0	117.8	6.28%	7,764.9	116.2	5.99%	7,538.8	118.5	6.29%
Loans	19,906.1	311.1	6.25%	20,924.8	313.0	5.98%	19,743.2	306.1	6.20%
Other interest-bearing assets	66.7	1.0	5.71%	62.9	0.7	4.13%	62.7	0.8	4.71%

Total interest-bearing assets/interest income	$29,245.2	$454.9	6.22%	$29,881.0	$444.9	5.96%	$30,190.6	$465.0	6.16%
Interest-bearing liabilities:
Deposits	$26,758.7	$220.3	3.29%	$27,223.3	$171.4	2.52%	$27,607.8	$230.1	3.33%
Other interest-bearing liabilities	90.1	1.7	7.44%	0.8	0.1	50.62%	55.1	1.0	7.61%

Total interest-bearing liabilities/interest expense	$26,848.8	222.0	3.31%	$27,224.1	171.5	2.52%	$27,662.9	231.1	3.34%

Net interest income/margin		$232.9	3.19%		$273.4	3.66%		$233.9	3.10%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2024	6/30/2023	Change	3/31/2024	Change	6/30/2024	6/30/2023	Change
GAAP net revenues	$1,217,932	$1,050,721		$1,163,038		$2,380,970	$2,157,514
Non-GAAP adjustments	9	—		—		9	(3)

Non-GAAP net revenues	1,217,941	1,050,721		1,163,038		2,380,979	2,157,511

GAAP compensation and benefits expense	722,719	615,667		679,695		1,402,414	1,266,857
Merger-related (17)	(5,764)	(6,523)		(5,533)		(11,297)	(15,776)
Restructuring and severance (18)	(9,961)	—		—		(9,961)	—

Total non-GAAP adjustments	(15,725)	(6,523)		(5,533)		(21,258)	(15,776)

Non-GAAP compensation and benefits expense	706,994	609,144		674,162		1,381,156	1,251,081

GAAP non-compensation operating expenses	268,319	253,669		264,652		532,971	499,389
Merger-related (17)	(8,048)	(8,621)		(6,621)		(14,669)	(16,757)

Non-GAAP non-compensation operating expenses	260,271	245,048		258,031		518,302	482,632

Total adjustments	(23,782)	(15,144)		(12,154)		(35,936)	(32,530)

GAAP provision for income taxes	61,600	47,033		55,116		116,716	99,377
Merger-related and other (19)	3,185	3,920		3,063		6,248	8,257

Non-GAAP provision for income taxes	64,785	50,953		58,179		122,964	107,634

Financial ratios:
Compensation and benefits	58.0%	58.0%	—	58.0%	—	58.0%	58.0%	—
Non-compensation operating expenses	21.4%	23.3%	(190)	22.2%	(80)	21.8%	22.4%	(60)
Income before income taxes	20.6%	18.7%	190	19.8%	80	20.2%	19.6%	60
Effective tax rate	25.8%	25.9%	(10)	25.2%	60	25.5%	25.4%	10

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 17 of 19

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $75.8 million, $64.6 million, and $73.9 million, as of June 30, 2024 and 2023, and March 31, 2024, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, July 24, 2024.
(6)	Includes capital raising and advisory fee revenues.
(7)	Includes independent contractors of 111, 109, and 114 as of June 30, 2024 and 2023, and March 31, 2024, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)

Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks. Prior to Q4 2023, ROA for Individual Program Banks was calculated on average quarterly balances. Prior periods have not been restated to reflect the change as the differences are immaterial.

(13)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(14)	During the first quarter of 2024, the Company began sweeping certain commercial treasury deposits to third-party banks.
(15)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(16)	Includes net interest, asset management, and other income.
(17)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(18)	The Company recorded severance costs in the second quarter of 2024 associated with workforce reductions in certain of its foreign subsidiaries.
(19)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2024 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s second quarter earnings release issued July 24, 2024.

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